UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number811-21982
Guggenheim Strategic Opportunities Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2016 - May 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gof, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2017

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2017.
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2017, the Fund provided a total return based on market price of 33.33% and a total return based on NAV of 26.76%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2017, the Fund’s market price of $20.94 represented a premium of 5.86% to its NAV of $19.78. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
From June 2016 through May 2017, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 10.44% based on the Fund’s closing market price of $20.94 on May 31, 2017. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(i) on page 50 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 82 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2017

To learn more about the Fund’s performance and investment strategy, we encourage you to read the
Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at
guggenheiminvestments.com/gof.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Strategic Opportunities Fund
June 30, 2017

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS& ANSWERS (Unaudited)	May 31, 2017

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Senior Managing Director and Portfolio Manager; and Steven H. Brown, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2017.
What is the Fund’s investment objective and how is it pursued?
The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis.
The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another.
Under normal market conditions:
• The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;
• The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;
• The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities; and
• The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. GPIM also considers macroeconomic outlook and geopolitical issues.
The Fund uses financial leverage (currently through borrowings and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were the significant events affecting the economy and market environment over the past 12 months?
The period was marked by significant events in the political sphere, both in the U.S. and globally. In June 2016, Britain’s vote to depart the European Union shocked world markets, distressing the many market participants who had positioned themselves for the opposite outcome. The result was a sharp but brief market sell off at the end of the second quarter of 2016.
With the election of Donald Trump, the market began anticipating that reduced regulation and fiscal stimulus would lead to stronger economic growth in the U.S. and globally. With the potential to finance some of this stimulus increased Treasury issuance, nominal interest rates climbed higher by the end of 2016.
By spring 2017, markets were reassessing their optimistic economic outlooks after not seeing much progress on the legislative front. This helped bond prices to stabilize and the yield curve to flatten. With the rate rise in June and the U.S. Federal Reserve’s (the “Fed”) announcement about reducing the size of its balance sheet, after the period end, investors may see increased Treasury market volatility through the rest of the year.

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

Still, GPIM believes the global macroeconomic environment remains positive. China has stabilized, Europe is recovering, corporate earnings in the United States are rising, confidence measures are strong, and a U.S. recession appears unlikely before 2019. However, tracking estimates for first-quarter real Gross Domestic Product (“GDP”) growth gradually fell throughout the quarter despite strong gains in consumer and business sentiment since the election. GDP increased at an annual rate of 1.4% in the first quarter of 2017. The prospects for quarterly U.S. GDP growth are better going forward, and GPIM expects a bounce back in the second quarter.
GPIM’s medium-term growth outlook has dimmed marginally as a result of the minimal progress seen to date on the Trump administration’s fiscal policy initiatives. The ongoing struggle to create a healthcare bill has sapped early legislative momentum, and tax reform shows that work still needs to be done to put the agenda into effect in a timely manner—meaning markets may come to realize that the Trump rally may be long on promise and short on delivery.
With the Fed set to continue to raise interest rates—possibly at a faster pace than the market is pricing in—the shape of the yield curve going forward will remain a major theme in many portfolios. In addition to another potential rate hike this year, the Fed may raise rates three to four more times in 2018. The Fed’s strategy to reduce its balance sheet could pressure yields higher in the short end and belly of the curve, which is where most of the new Treasury issuance is likely to come. At the long end, rates are likely to stay low for some time. Recall that the last time the 10-year Treasury note traded below 3%, it lasted nearly 22 years (June 1934 through March 1956.)
By many measures, the stock and bond markets have rarely been more expensive and more stable in the second quarter of 2017. High-yield bonds were trading near their narrowest-ever spreads relative to treasuries in May 2017. At the same time, U.S. stock market indexes are continuing to make new highs while the Chicago Board Options Exchange Volatility Index (VIX), which measures option-implied S&P 500 volatility, is near its lowest level since 1993. The amount of complacency built into the markets argues for caution.
How did the Fund perform for the 12 months ended May 31, 2017?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2017, the Fund provided a total return based on market price of 33.33% and a total return based on NAV of 26.76%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2017, the Fund’s market price of $20.94 represented a premium of 5.86% to its NAV of $19.78. As of May 31, 2016, the Fund’s market price of $17.61 represented a premium of 0.63% to its NAV of $17.50. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
What were the Fund’s distributions?
From June 2016 through May 2017, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 10.44% based on the Fund’s closing market price of $20.94 on May 31, 2017. The Fund’s distribution rate is not constant and the amount of

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(i) on page 50 for more information on distributions for the period.
Discuss performance over the period.
During the period, the Fund saw positive performance primarily attributable to the continued tightening of credit spreads across fixed income sectors, as well as the portfolio’s high carry. Carry refers to the income received net of borrowing costs from portfolio investments over a defined period. Returns from spread tightening during the period was chiefly driven by the portfolio’s investments in collateralized loan obligations (“CLO”), bank loans, and high yield corporate bonds.
During the risk-off atmosphere in the first quarter 2016, the Fund added to its credit exposure, including mezzanine CLOs, high yield corporate bonds and bank loans to help performance. The Fund has since reduced allocations as spreads have tightened over the period. This was not due to the default cycle, but rather continued relative overvaluation.
Spreads on bank loans and high-yield corporate bonds were driven to near-2014 lows by strong inflows from mutual funds and institutional investors. Tight spreads continue to reflect an optimistic outlook on corporate earnings and the promise of pro-growth fiscal policies. While earnings are improving as expected, fiscal policy uncertainty is rising, which may eventually be reflected in higher implied volatility. Implied volatility levels tend to be closely correlated with corporate bond spreads. If implied volatility rises this summer, GPIM expects to see some spread widening as well. This temporary spike in volatility should not be mistaken for fundamental deterioration in the leveraged credit space, however, as we continue to expect that defaults will decline through the end of the year.
In the CLO market, which has been dominated by refinancing and resets of 2014–2015 transactions, spreads have come in across all tranches to new three-year tights and approaching the post-crisis tights set in early 2013. Rising LIBOR rates also may make floating-rate assets more attractive than fixed rate, supporting further spread tightening.
The driving theme in the bank loan market continued to be the surge in refinancing activity, a trend GPIM expects will continue at least through the third quarter. Borrowers who completed a refinancing transaction in the first quarter reduced contractual spreads by almost 90 basis points. New issue volume has also been robust outside of refinancing activity, with institutional loan issuance totaling $96 billion in the first quarter of 2017, up from only $33 billion in the first quarter of 2016. This increase was accompanied by significant demand from CLOs and mutual funds.
Over half of the Fund’s portfolio is floating rate with limited interest rate duration risk, which should benefit given the anticipation of additional rate hikes in 2017 and 2018.
Discuss the Fund’s approach to duration.
Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target, but adds opportunistically to attractive long duration assets when it can take advantage of short-term fluctuations in interest rates.

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

Discuss the Fund’s use of leverage
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage detracted from the Fund’s total return during this period. The purpose of leverage (borrowing and reverse repurchase agreements) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.
As of May 31, 2017, the amount of leverage was approximately 21% of managed assets (including the proceeds of leverage). GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure the performance of the broad economy, representing all major industries and is considered a representative of U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2017

Fund Statistics
Share Price	$20.94
Net Asset Value	$19.78
Premium to NAV	5.86%
Net Assets ($000)	$410,465

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/26/07)
Guggenheim Strategic Opportunities Fund
NAV	26.76%	10.77%	12.49%	11.92%
Market	33.33%	10.62%	11.32%	12.19%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Ten Largest Holdings
(% of Total Net Assets)
GMAC Commercial Mortgage Asset Corp., 6.36% due 09/10/44	1.0%
Cosmopolitan Hotel Trust 2016, 5.64% due 11/15/33	0.9%
MP CLO V Ltd., 7.06% due 07/18/26	0.9%
QBE Insurance Group Ltd., 7.50% due 11/24/43	0.8%
Flatiron CLO Ltd., 4.76% due 01/17/26	0.8%
Citigroup, Inc., 5.95%	0.8%
BBB Industries, LLC, 6.04% due 11/03/21	0.7%
Flagship CLO VIII Ltd., 6.36% due 01/16/26	0.7%
FDF II Ltd., 7.70% due 05/12/31	0.7%
Anchorage Credit Funding 1 Ltd., 6.30% due 07/28/30	0.7%
Top Ten Total	8.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued May 31, 2017

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2017

Portfolio Breakdown	% of Net Assets
Investments:
Senior Floating Rate Interests	42.9%
Asset Backed Securities	35.0%
Corporate Bonds	30.6%
U.S. Government Securities	7.6%
Collateralized Mortgage Obligations	3.2%
Money Market Fund	2.2%
Foreign Government Bonds	1.5%
Preferred Stocks	1.5%
Common Stocks	0.5%
Municipal Bonds	0.5%
Call Options Purchased	0.2%
Put Options Purchased	0.1%
Warrants	0.0%*
Total Investments	125.8%
Call Options Written	-0.3%
Other Assets & Liabilities, net	-25.5%
Net Assets	100.0%
*Less than 0.1%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2017

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Fixed Income Instruments
AAA	6.0%
AA	0.5%
A	4.5%
BBB	14.5%
BB	13.7%
B	35.0%
CCC	3.9%
CC	0.6%
NR**	13.0%
Other Instruments
Other	0.6%
Short Term Investments	7.7%
Total Investments	100.0%

*  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for “NR”, or not rated, have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
** NR securities do not necessarily indicate low credit quality.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS		May 31, 2017

	Shares	Value
COMMON STOCKS† – 0.5%
Energy – 0.3%
SandRidge Energy, Inc.*,1	41,086	$ 813,092
Approach Resources, Inc.*	112,884	286,725
Titan Energy LLC*,1	9,603	90,748
Total Energy		1,190,565

Technology – 0.2%
Aspect Software Parent, Inc.*,†††,2,14	40,745	609,980
Aspect Software Parent, Inc.*,†††,2,14	15,032	225,037
Qlik Technologies, Inc. A*,†††,2	56	55,840
Qlik Technologies, Inc. B*,†††,2	13,812	564
Qlik Technologies, Inc.*,††	3,600	–
Total Technology		891,421

Communications – 0.0%**
Cengage Learning Acquisitions, Inc.*,††	11,126	50,067

Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc.*,†††,2,14	13,409	20,113

Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,2	5,244,841	390

Consumer, Cyclical – 0.0%**
Deb Stores Holding LLC*,†††,2	9,389	1

Industrial – 0.0%**
Carey International, Inc.*,†††,2	5,666	1
Total Common Stocks
(Cost $4,709,480)		2,152,558

PREFERRED STOCKS† – 1.5%
Financial – 1.2%
Morgan Stanley
5.85%[10]	110,000	2,932,600
Public Storage
5.40%[10]	42,000	1,080,660
5.90%[10]	10,000	253,200
AgriBank FCB
6.88%[1,10]	4,000	435,500
Total Financial		4,701,960

Industrial – 0.3%
Seaspan Corp.
6.38%[1,10]	54,825	1,376,108
Total Preferred Stocks
(Cost $5,733,549)		6,078,068

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Shares	Value
WARRANTS†† – 0.0%**
Comstock Resources, Inc.
expiring 09/06/18	3,575	$ 23,416
Total Warrants
(Cost $13,658)		23,416

	Face
	Amount~	Value
SHORT TERM INVESTMENTS†† – 9.8%
U.S. GOVERNMENT SECURITIES†† – 7.6%
United States Treasury Bill
0.75% due 06/22/17[1,3]	5,900,000	$ 5,897,510
0.88% due 08/10/17[1,3]	5,550,000	5,540,143
0.86% due 08/03/17[1,3]	5,500,000	5,491,261
0.83% due 07/27/17[1,3]	5,000,000	4,993,215
0.73% due 06/15/17[1,3]	3,000,000	2,999,142
0.76% due 07/06/17[1,3]	2,800,000	2,797,973
0.83% due 07/20/17[3]	2,300,000	2,297,293
0.76% due 07/13/17[1,3]	1,400,000	1,398,649
Total U.S. Government Securities
(Cost $31,416,894)		31,415,186
MONEY MARKET FUND† – 2.2%
Dreyfus Treasury Prime Cash Management Institutional Shares
0.65%[4]
(Cost $8,922,784)	8,922,784	8,922,784
Total Short Term Investments
(Cost $40,339,678)		40,337,970
SENIOR FLOATING RATE INTERESTS††,5 – 42.9%
Industrial – 9.1%
ILPEA Parent, Inc.
6.55% due 03/02/23	2,700,000	2,699,999
Advanced Integration Technology LP
6.54% due 04/03/23	2,542,500	2,567,924
Alion Science & Technology Corp.
5.54% due 08/19/21	2,456,250	2,454,211
Tronair Parent, Inc.
5.86% due 09/08/23	2,386,992	2,363,122
CareCore National LLC
5.04% due 03/05/21	2,335,208	2,352,723
American Bath Group LLC
6.40% due 09/30/23	2,194,486	2,217,353
SRS Distribution, Inc.
9.75% due 02/24/23	2,030,000	2,085,825
Transcendia Holdings, Inc.
5.00% due 05/09/24	2,000,000	2,010,000

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Industrial – 9.1% (continued)
Bioplan / Arcade
5.79% due 09/23/21	1,959,837	$ 1,923,913
Zodiac Pool Solutions LLC
5.65% due 12/20/23	1,546,125	1,553,856
National Technical
7.25% due 06/12/21†††,2	1,395,061	1,360,185
Thor Bidco (Morrison Utility)
5.33% due 09/20/23	1,000,000 GBP	1,288,394
HBC Hardware Holdings
7.65% due 03/30/20†††	1,293,750	1,267,875
ProAmpac PG Borrower LLC
9.67% due 11/18/24	1,000,000	1,015,000
Diversitech Holdings, Inc.
8.50% due 05/18/25	1,000,000	1,011,250
Pregis Holding I Corp.
4.65% due 05/20/21	1,000,000	1,003,130
ACA Compliance Group Holdings
5.75% due 02/01/21	1,000,000	1,002,500
SiteOne Landscaping LLC
4.53% due 04/29/22	990,025	996,213
Resource Label Group LLC
5.50% due 05/26/23	1,000,000	990,000
Amspec Services, Inc.
5.80% due 07/01/22	890,263	881,361
6.15% due 07/01/22	97,523	96,548
ICSH Parent, Inc.
5.18% due 04/29/24	847,059	844,941
Kuehg Corp. – Kindercare
4.92% due 08/12/22	744,269	747,990
GYP Holdings III Corp.
4.67% due 04/01/21	623,555	623,947
Duran, Inc.
4.75% due 03/21/24	550,000	548,625
SI Organization
5.90% due 11/22/19	494,146	497,442
Ranpak
8.25% due 10/03/22	435,556	433,378
Hunter Defense Technologies
7.16% due 08/05/19	365,333	335,650
NaNa Development Corp.
8.00% due 03/15/18	214,802	210,506
Doncasters Group Ltd.
9.50% due 10/09/20	101,379	97,493

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Industrial – 9.1% (continued)
Carey International, Inc.
9.00% due 05/23/20†††,2,13	47,834	$ 6,792
Total Industrial		37,488,146
Consumer, Non-cyclical – 8.8%
Copernicus Group, Inc.
6.15% due 08/15/22	2,983,377	2,983,377
Reddy Ice Holdings, Inc.
6.76% due 05/01/19	2,260,128	2,227,649
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.07% due 08/19/21	2,026,255	2,030,470
0.88% due 08/19/21†††,2	25,000	22,381
AT Home Holding III
4.67% due 06/03/22	1,960,000	1,955,101
Give and Go Prepared Foods Corp.
6.65% due 07/29/23	1,841,249	1,859,661
Pelican Products, Inc.
5.40% due 04/10/20	1,779,646	1,777,422
Equian LLC
4.93% due 05/20/24	1,720,588	1,724,890
Chef’s Warehouse Parent LLC
6.79% due 06/22/22	1,624,273	1,644,576
BCPE Eagle Buyer LLC
5.34% due 03/18/24	1,200,000	1,197,000
Authentic Brands
5.15% due 05/27/21	1,175,692	1,181,570
IHC Holding Corp.
7.02% due 04/30/21†††,2	982,500	972,881
7.26% due 04/30/21†††,2	188,575	188,309
Sho Holding I Corp.
6.04% due 10/27/22	1,127,146	1,121,511
Chobani LLC
5.29% due 10/09/23	1,025,000	1,038,458
Endo Luxembourg Finance Co.
5.31% due 04/29/24	1,000,000	1,016,880
Hanger, Inc.
11.50% due 08/01/19	1,000,000	1,015,000
Arctic Glacier Group Holdings, Inc.
5.29% due 03/20/24	1,000,000	1,011,880
CPI Holdco LLC
5.15% due 03/21/24	1,000,000	1,005,000
CPM Holdings
5.29% due 04/11/22	984,868	995,130
Springs Industries, Inc.
7.50% due 06/01/21†††,2	992,500	992,500

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Consumer, Non-cyclical – 8.8% (continued)
Alegeus Technologies LLC
6.31% due 04/28/23	1,000,000	$ 990,000
Affordable Care Holding
5.79% due 10/24/22	987,500	987,500
American Tire Distributors, Inc.
5.29% due 09/01/21	970,938	973,366
ABB Concise Optical Group LLC
6.13% due 06/15/23	965,150	972,997
Lineage Logistics LLC
4.54% due 04/07/21	937,914	939,086
Amplify Snack Brands, Inc.
6.50% due 09/02/23	940,000	933,730
CTI Foods Holding Co. LLC
8.40% due 06/28/21	1,105,000	928,200
PT Intermediate Holdings III LLC
7.54% due 06/23/22†††,2	786,750	786,750
NES Global Talent
6.67% due 10/03/19	313,987	282,588
Packaging Coordinators Midco, Inc.
1.11% due 07/01/21†††,2	115,385	103,600
Rite Aid Corp.
5.75% due 08/21/20	100,000	100,333
Targus Group International, Inc.
15.00% due 12/31/19†††,2,14	64,198	64,198
14.00% due 05/24/16†††,2,12,14	155,450	–
Total Consumer, Non-cyclical		36,023,994
Consumer, Cyclical – 7.8%
BBB Industries, LLC
6.04% due 11/03/21	3,000,000	3,026,249
Accuride Corp.
8.15% due 11/17/23	2,615,000	2,634,612
Navistar Inc.
5.00% due 08/07/20	2,364,987	2,402,424
BIG JACK Holdings
5.25% due 04/05/24	2,375,000	2,389,843
LSF9 Robin Investments Ltd.
5.34% due 12/13/23	1,750,000 GBP	2,283,820
K & N Parent, Inc.
5.79% due 10/20/23	1,995,000	1,999,988
Blue Nile, Inc.
7.66% due 02/17/23	2,000,000	1,980,000
Mavis Tire
6.29% due 11/02/20†††,2	1,965,000	1,946,091

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Consumer, Cyclical – 7.8% (continued)
Boot Barn Holdings, Inc.
5.65% due 06/29/21†††,2	1,965,000	$ 1,882,666
Sears Holdings Corp.
5.54% due 06/30/18	1,916,128	1,878,765
LA Fitness International LLC
5.40% due 07/01/20	1,603,030	1,621,738
National Vision, Inc.
6.79% due 03/11/22	1,200,000	1,165,500
Belk, Inc.
5.91% due 12/12/22	1,324,584	1,135,421
Truck Hero, Inc.
5.16% due 05/16/24	1,000,000	993,440
MyEyeDoctor
7.40% due 08/16/21†††,2	985,399	978,491
Checkers Drive-In Restaurants, Inc.
5.41% due 04/25/24	900,000	894,943
Sky Bet Cyan Blue HoldCo
4.59% due 02/25/22	650,000 GBP	846,300
ABRA Auto Body
8.33% due 09/19/22	500,000	500,000
Amaya Holdings B.V.
4.65% due 08/01/21	496,212	497,080
Talbots, Inc.
5.54% due 03/19/20	457,871	424,447
Acosta, Inc.
3.65% due 09/26/19†††,2	317,778	298,141
CH Holding Corp.
8.29% due 02/03/25	200,000	204,750
Deb Stores Holding LLC
1.50% due 10/11/16†††,2,13	769,055	1
Total Consumer, Cyclical		31,984,710
Technology – 7.0%
TIBCO Software, Inc.
5.55% due 12/04/20	2,396,207	2,418,683
LANDesk Group, Inc.
5.30% due 01/20/24	2,270,000	2,272,837
Epicor Software
4.80% due 06/01/22	1,720,305	1,721,389
5.05% due 06/01/22	491,587	494,045
Insight Venture
7.25% due 07/15/21†††,2	1,650,000 GBP	2,101,507
Planview, Inc. (PHNTM Holdings, Inc.)
6.29% due 01/27/23†††,2	1,000,000	985,907
10.79% due 07/27/23†††,2	900,000	887,254

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Technology – 7.0% (continued)
EIG Investors Corp.
6.18% due 02/09/23	1,863,799	$ 1,867,303
PowerSchool, Inc.
6.03% due 07/30/21†††,2	985,000	985,000
6.15% due 07/30/21†††,2	580,650	580,650
6.53% due 07/30/21†††,2	248,750	248,750
Aspect Software, Inc.
11.02% due 05/25/20[14]	906,241	903,975
8.29% due 05/25/18†††,2,14	437,500	437,500
Solera LLC
3.38% due 03/03/21†††,2	1,456,983	1,303,000
Ministry Brands LLC
6.00% due 12/02/22	980,456	970,651
4.99% due 12/02/22	314,541	311,396
Touchtunes Interactive Network
5.90% due 05/28/21	884,250	886,461
5.75% due 05/28/21	360,000	360,900
Advanced Computer Software
10.67% due 01/31/23	1,250,000	1,140,625
6.67% due 03/18/22	99,745	97,002
MRI Software LLC
5.40% due 06/23/21	1,032,724	1,040,469
Kronos, Inc.
4.68% due 11/01/23	997,500	1,006,527
Masergy Holdings, Inc.
5.58% due 12/15/23	997,500	1,003,734
Palermo Finance Corp.
5.66% due 04/17/23	1,000,000	990,000
CPI Acquisition, Inc.
5.83% due 08/17/22	1,091,782	964,862
Sparta Holding Corp.
6.65% due 07/28/20†††,2	955,057	950,029
Cologix Holdings, Inc.
8.01% due 03/20/25	750,000	751,875
GlobalLogic Holdings, Inc.
5.65% due 06/20/22	491,189	494,259
Active Network LLC
6.00% due 11/13/20	442,612	445,931
Ceridian Corp.
4.54% due 09/15/20	250,697	250,071
Total Technology		28,872,592

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Basic Materials – 2.6%
Zep, Inc.
5.04% due 06/27/22	1,965,000	$ 1,969,914
PetroChoice Holdings
6.12% due 08/19/22	1,776,741	1,783,403
Niacet Corp.
5.65% due 02/01/24	1,700,000	1,691,500
Arch Coal, Inc.
5.04% due 03/07/24	1,600,000	1,601,200
EP Minerals LLC
5.50% due 08/20/20	1,550,000	1,550,000
Niacet B.V.
5.50% due 02/01/24	800,000 EUR	894,181
Hoffmaster Group, Inc.
5.50% due 11/21/23	598,500	605,233
PQ Corp.
5.29% due 11/04/22	597,997	604,629
Noranda Aluminum Acquisition Corp.
7.50% due 02/28/19[12]	580,010	20,300
Total Basic Materials		10,720,360
Financial – 2.5%
Misys Ltd.
4.50% due 04/26/24	2,000,000	2,003,839
American Stock Transfer & Trust
5.75% due 06/26/20	1,450,132	1,448,319
Hyperion Insurance
5.00% due 04/29/22	1,303,130	1,309,971
Americold Realty Operating Partnership, LP
4.79% due 12/01/22	1,147,538	1,159,736
Acrisure LLC
6.15% due 11/22/23	1,000,000	1,008,440
Integro Parent, Inc.
6.92% due 10/28/22	987,785	987,785
Virtus Investment Partners, Inc.
4.75% due 03/04/24	800,000	812,000
Magic Newco, LLC
12.00% due 06/12/19	750,000	771,098
Assured Partners, Inc.
3.50% due 10/21/22	390,000	390,164
Ryan LLC
6.79% due 08/07/20	312,910	310,955
Total Financial		10,202,307

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Communications – 1.7%
Anaren, Inc.
9.40% due 08/18/21	1,000,000	$ 985,000
5.65% due 02/18/21	931,056	931,056
Houghton Mifflin Co.
4.04% due 05/28/21	1,748,985	1,651,147
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	1,714,007	1,613,103
Proquest LLC
10.01% due 12/15/22	772,000	747,875
5.29% due 10/24/21	396,932	401,727
Mcgraw-Hill Global Education Holdings LLC
5.04% due 05/04/22	500,000	494,145
Total Communications		6,824,053
Energy – 1.4%
Cactus Wellhead
7.15% due 07/31/20	1,969,832	1,871,340
Invenergy Thermal
6.65% due 10/19/22	1,590,921	1,527,284
PSS Companies
5.65% due 01/28/20	1,848,106	1,506,206
Exgen Texas Power LLC
5.90% due 09/18/21[13]	1,126,302	639,176
Associated Asphalt Partners LLC
6.29% due 04/05/24	200,000	203,000
Total Energy		5,747,006
Transportation – 1.0%
Travelport Finance Luxembourg Sarl
4.43% due 09/02/21	2,057,198	2,066,909
Capstone Logistics
5.50% due 10/07/21	1,084,176	1,076,045
Arctic Long Carriers
5.58% due 05/18/23	1,000,000	997,500
Total Transportation		4,140,454
Utilities – 1.0%
Panda Power
7.65% due 08/21/20	1,239,741	1,126,615
Lone Star Energy
5.45% due 02/22/21	1,137,372	955,393
Panda Moxie Patriot
6.90% due 12/19/20	895,500	816,400
Moss Creek Resources LLC
9.50% due 04/07/22†††,2	777,778	760,278

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 42.9% (continued)
Utilities – 1.0% (continued)
Panda Temple II Power
7.25% due 04/03/19	495,236	$ 433,332
Total Utilities		4,092,018
Total Senior Floating Rate Interests
(Cost $177,126,868)		176,095,640
ASSET BACKED SECURITIES†† – 35.0%
Collateralized Loan Obligations – 28.9%
FDF II Ltd.
2016-2A, 7.70% due 05/12/31[1,6]	3,000,000	3,010,132
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[1,6]	2,000,000	2,001,738
2015-1A, 7.50% due 11/12/30[6]	1,000,000	1,001,919
Voya CLO Ltd.
2013-1A, 4.66% due 04/15/24[1,5,6]	2,000,000	1,999,947
2014-4A, 7.16% due 10/14/26[5,6]	1,950,000	1,810,251
2015-3A, 5.11% due 10/15/22[5,6]	1,000,000	999,967
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[6]	3,000,000	3,003,068
Anchorage Credit Funding 4 Ltd.
2016-4A, 5.50% due 02/15/35[6]	1,000,000	1,010,735
MP CLO V Ltd.
2014-1A, 7.06% due 07/18/26[5,6]	3,750,000	3,493,955
KVK CLO Ltd.
2014-2A, 5.91% due 07/15/26[1,5,6]	3,000,000	2,605,133
2013-1A, due 04/14/25[1,6,7]	2,300,000	767,767
Flatiron CLO Ltd.
2013-1A, 4.76% due 01/17/26[1,5,6]	3,300,000	3,299,716
CIFC Funding Ltd.
2014-5A, 7.71% due 01/17/27[5,6]	2,000,000	1,875,201
2014-4A, 6.76% due 10/17/26[5,6]	1,500,000	1,350,000
Flagship CLO VIII Ltd.
2014-8A, 6.36% due 01/16/26[1,5,6]	3,250,000	3,014,139
Venture XVI CLO Ltd.
2014-16A, 4.61% due 04/15/26[1,5,6]	3,000,000	2,971,169
Great Lakes CLO Ltd.
2015-1A, 4.91% due 07/15/26[5,6]	1,500,000	1,459,679
2012-1A, due 01/15/23[1,7,8]	2,500,000	1,001,679
2014-1A, 5.36% due 04/15/25[5,6]	500,000	484,777
OCP CLO Ltd.
2015-9A, 7.56% due 07/15/27[5,6]	2,250,000	2,015,353
2015-8A, 7.16% due 04/17/27[5,6]	1,000,000	885,378
Saranac CLO II Ltd.
2014-2A, 6.32% due 02/20/25[1,5,6]	3,000,000	2,814,497

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 35.0% (continued)
Collateralized Loan Obligations – 28.9% (continued)
AMMC CLO XII Ltd.
2013-12A, 6.23% due 05/10/25[5,6]	3,000,000	$ 2,795,479
Denali Capital CLO X Ltd.
2013-1A, 6.92% due 04/28/25[5,6]	3,000,000	2,794,619
Newstar Trust
2012-2I, 7.78% due 01/20/23[5]	3,000,000	2,781,286
Sound Point CLO III Ltd.
2013-2A, 6.51% due 07/15/25[1,5,6]	2,875,000	2,689,770
Octagon Investment Partners XVI Ltd.
2013-1A, 6.66% due 07/17/25[5,6]	3,000,000	2,670,817
Newstar Commercial Loan Funding LLC
2017-1A, 6.14% due 03/20/27[5,6]	2,000,000	1,984,662
2014-1A, 5.91% due 04/20/25[5,6]	500,000	489,660
Dryden 30 Senior Loan Fund
2013-30A, 6.68% due 11/15/25[1,5,6]	2,500,000	2,254,007
Jamestown CLO III Ltd.
2013-3A, 4.46% due 01/15/26[5,6]	2,250,000	2,207,567
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[6,7]	2,600,000	2,027,142
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[7]	2,399,940	2,017,398
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 5.70% due 10/15/26[5,6]	2,000,000	2,005,552
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 6.11% due 10/10/26[5,6]	2,000,000	1,973,349
Golub Capital Partners CLO 24M Ltd.
2015-24A, 5.42% due 02/05/27[5,6]	2,000,000	1,910,212
Ares XXXIII CLO Ltd.
2015-1A, 7.60% due 12/05/25[5,6]	2,000,000	1,866,582
WhiteHorse VI Ltd.
2013-1A, 7.67% due 02/03/25[1,5,6]	2,000,000	1,818,673
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,7]	2,000,000	1,801,006
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,7]	2,000,000	1,761,732
Cent CLO 19 Ltd.
2013-19A, 4.47% due 10/29/25[1,5,6]	1,750,000	1,736,931
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.88% due 10/22/26[1,5,6]	1,750,000	1,707,789
THL Credit Wind River CLO Ltd.
2015-2A, 8.96% due 10/15/27[5,6]	1,725,000	1,700,134
Mountain Hawk II CLO Ltd.
2013-2A, 4.31% due 07/22/24[1,5,6]	1,750,000	1,648,044
Cent CLO 22 Ltd.
2014-22A, 7.58% due 11/07/26[5,6]	1,750,000	1,564,626

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 35.0% (continued)
Collateralized Loan Obligations – 28.9% (continued)
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[6,7]	3,700,000	$ 1,541,306
Race Point VII CLO Ltd.
2012-7A, 5.43% due 11/08/24[1,5,6]	1,500,000	1,499,907
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[1,6,7]	2,600,000	1,494,581
Catamaran CLO Ltd.
2014-1A, 6.91% due 04/20/26[1,5,6]	1,600,000	1,488,107
Fortress Credit Opportunities
2005-1A, 1.41% due 07/15/19[1,5,8]	1,421,434	1,394,440
Madison Park Funding XI Ltd.
2013-11A, 6.30% due 10/23/25[5,6]	1,500,000	1,391,439
Avery Point IV CLO Ltd.
2014-1A, 6.16% due 04/25/26[1,5,6]	1,430,000	1,230,022
NewStar Arlington Senior Loan Program LLC
2014-1A, 5.41% due 07/25/25[1,5,6]	750,000	718,670
2014-1A, 5.97% due 07/25/25[1,6]	500,000	500,918
Finn Square CLO Ltd.
2012-1A, due 12/24/23[6,7]	2,500,000	1,206,138
Babson CLO Ltd.
2012-2A, due 05/15/23[6,7]	2,000,000	1,165,871
Kingsland VI Ltd.
2013-6A, 4.82% due 10/28/24[1,5,6]	1,000,000	1,002,281
Fortress Credit Opportunities III CLO, LP
2017-3A, 4.25% due 04/28/26[5,6]	1,000,000	1,000,487
Sound Point CLO I Ltd.
2012-1A, 5.74% due 10/20/23[1,5,6]	1,000,000	1,000,366
Cent CLO 16, LP
2014-16A, 5.42% due 08/01/24[5,6]	1,000,000	1,000,141
Atlas Senior Loan Fund IV Ltd.
2014-2A, 4.63% due 02/17/26[5,6]	1,000,000	994,955
Cerberus Onshore II CLO-2 LLC
2014-1A, 5.17% due 10/15/23[5,6]	1,000,000	991,817
Garrison Funding Ltd.
2016-2A, 5.17% due 09/29/27[5,6]	1,000,000	982,954
Golub Capital Partners CLO 25M Ltd.
2015-25A, 4.82% due 08/05/27[5,6]	1,000,000	975,044
WhiteHorse VII Ltd.
2013-1A, 5.99% due 11/24/25[5,6]	1,000,000	929,175
Ares XXV CLO Ltd.
2012-25A, due 01/17/24[6,7]	1,750,000	919,250
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[6,7]	1,050,000	844,134
Venture XIII CLO Ltd.
2013-13A, due 06/10/25[6,7]	1,500,000	758,010

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 35.0% (continued)
Collateralized Loan Obligations – 28.9% (continued)
Resource Capital Corp.
2014-CRE2, 3.50% due 04/15/32[1,5,6]	729,000	$ 728,694
West CLO Ltd.
2013-1A, due 11/07/25[6,7]	1,350,000	716,497
Octagon Loan Funding Ltd.
2013-5X, 2014-1A, 6.38% due 11/18/26[1,5,6]	700,000	678,915
Marathon CLO Ltd.
due 02/21/25[7]	1,300,000	673,016
COA Summit CLO Ltd.
2014-1A, 5.01% due 04/20/23[1,5,6]	500,000	498,358
NXT Capital CLO 2013-1 LLC
2013-1A, 5.31% due 04/25/24[1,5,6]	500,000	496,512
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[1,6,7]	1,474,435	323,786
Golub Capital Partners CLO Ltd.
2014-18A, 5.16% due 04/25/26[5,6]	300,000	294,305
Marathon CLO II Ltd.
2005-2A, due 12/20/19†††,2,6,7	3,000,000	3
Total Collateralized Loan Obligation		118,523,336
Transportation – 4.8%
Apollo Aviation Securitization Equity Trust
2014-1, 7.38% due 12/15/29[5]	2,890,721	2,890,721
2016-1A, 9.20% due 03/17/36[1,6,9]	2,300,100	2,311,600
2016-2, 7.87% due 11/15/41	2,250,000	2,252,727
2014-1, 5.13% due 12/15/29[5]	1,445,361	1,448,974
2017-1A, 5.93% due 05/16/42[6]	1,000,000	1,002,137
2016-2, 5.93% due 11/15/41	954,500	957,148
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42	1,966,600	1,988,626
ECAF I Ltd.
2015-1A, 5.80% due 06/15/40[6]	1,852,511	1,829,070
Rise Ltd.
6.50% due 02/12/39†††	1,766,480	1,770,240
Stripes 2103 Aircraft 1 Ltd.
2013-1 A1, 4.51% due 03/20/23†††	1,617,222	1,578,416
Airplanes Pass Through Trust
2001-1A, 1.54% due 03/15/19[5,8]	8,270,600	951,119
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[8]	645,245	600,078
BBAM Acquisition Finance
5.38% due 09/17/18†††	196,561	195,578
Total Transportation		19,776,434

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† – 35.0% (continued)
Collateralized Debt Obligations – 0.4%
SRERS Funding Ltd.
2011-RS, 1.24% due 05/09/46[5,6]	819,239	$ 810,752
Highland Park CDO I Ltd.
2006-1A, 1.59% due 11/25/51[1,5,6]	801,320	754,235
Total Collateralized Debt Obligation		1,564,987
Financial – 0.4%
NCBJ 2015-1 A
5.88% due 07/08/22†††,2	1,500,000	1,502,894
Transportation – 0.3%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[6,9]	1,237,281	1,274,070
Oil & Gas – 0.2%
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	915,341	893,559
Total Asset Backed Securities
(Cost $142,431,299)		143,535,280
CORPORATE BONDS†† – 30.6%
Financial – 14.2%
Bank of America Corp.
6.50%[1,10,11]	2,000,000	2,212,499
6.10%[1,10,11]	1,750,000	1,879,063
6.30%[1,10,11]	1,000,000	1,103,125
Citigroup, Inc.
5.95%[1,10,11]	3,100,000	3,266,625
6.25%[1,10,11]	1,250,000	1,364,063
Wells Fargo & Co.
5.90%[1,10,11]	2,650,000	2,812,312
5.88%[10,11]	1,000,000	1,097,500
QBE Insurance Group Ltd.
7.50% due 11/24/43[5,6]	3,000,000	3,450,000
JPMorgan Chase & Co.
6.10%[10,11]	1,750,000	1,883,437
6.00%[1,10,11]	1,400,000	1,488,382
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,1	2,900,000	2,837,446
Citizens Financial Group, Inc.
5.50%[1,10,11]	2,500,000	2,600,000
Customers Bank
6.13% due 06/26/29[5,8]	2,500,000	2,553,125
Fifth Third Bancorp
4.90%[10,11]	1,500,000	1,492,500
5.10%[10,11]	815,000	816,019

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 30.6% (continued)
Financial – 14.2% (continued)
NewStar Financial, Inc.
7.25% due 05/01/20[1]	2,100,000	$ 2,152,500
KeyCorp
5.00%[1,10,11]	2,100,000	2,110,500
CNB Financial Corp.
5.75% due 10/15/26†††,5,8	2,000,000	2,070,584
NFP Corp.
9.00% due 07/15/21[1,6]	1,950,000	2,047,500
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[6]	1,962,780	1,997,188
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	1,400,000 GBP	1,956,890
FBM Finance, Inc.
8.25% due 08/15/21[1,6]	1,750,000	1,881,250
Atlas Mara Ltd.
8.00% due 12/31/20	2,200,000	1,819,400
Greystar Real Estate Partners LLC
8.25% due 12/01/22[1,6]	1,550,000	1,670,125
Cadence Bank North America
6.25% due 06/28/29[1,5]	1,600,000	1,600,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[1,6]	1,075,000	1,111,281
6.88% due 04/15/22[6]	200,000	201,000
AmTrust Financial Services, Inc.
6.13% due 08/15/23[1]	1,261,000	1,232,076
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[1,6]	1,165,000	1,197,038
Lincoln Finance Ltd.
7.38% due 04/15/21[1,6]	800,000	851,128
Pacific Beacon LLC
5.63% due 07/15/51[1,8]	711,451	677,344
GEO Group, Inc.
5.88% due 10/15/24[1]	600,000	618,000
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48[1]	549,505	533,443
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[1,6]	500,000	507,500
Bank of New York Mellon Corp.
4.63%[10,11]	500,000	497,500
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20[1]	300,000	307,875
Goldman Sachs Group, Inc.
5.30%[10,11]	250,000	261,250

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 30.6% (continued)
Financial – 14.2% (continued)
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22[1]	200,000	$ 204,750
Total Financial		58,362,218
Industrial – 3.3%
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22[1]	2,150,000	2,413,374
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[1,6]	2,050,000	2,211,438
Exide Technologies
11.00% due 04/30/22[1,13]	2,255,576	1,790,927
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,800,000	1,786,500
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,1,2,6	1,786,703	1,767,148
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[6]	1,515,000	1,670,288
LMI Aerospace, Inc.
7.38% due 07/15/19[1]	1,575,000	1,638,000
Tutor Perini Corp.
6.88% due 05/01/25[1,6]	400,000	418,500
Total Industrial		13,696,175
Basic Materials – 2.6%
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[1,5,6]	2,000,000	2,267,340
Yamana Gold, Inc.
4.95% due 07/15/24[1]	2,160,000	2,171,470
Eldorado Gold Corp.
6.13% due 12/15/20[1,6]	1,950,000	1,998,750
Constellium N.V.
7.88% due 04/01/21[1,6]	1,588,000	1,709,085
GCP Applied Technologies, Inc.
9.50% due 02/01/23[1,6]	1,475,000	1,681,500
New Day Aluminum
10.00% due 10/28/20†††,2,13	928,981	855,592
Mirabela Nickel Ltd.
9.50% due 06/24/19[12,13]	1,388,176	97,172
1.00% due 09/10/44†††,2,12,13	27,743	–
Total Basic Materials		10,780,909
Consumer, Cyclical – 2.6%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[1]	2,335,000	2,253,275
6.50% due 05/01/21[1]	429,000	416,130

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 30.6% (continued)
Consumer, Cyclical – 2.6% (continued)
WMG Acquisition Corp.
6.75% due 04/15/22[1,6]	2,130,000	$ 2,243,423
HP Communities LLC
6.82% due 09/15/53[1,8]	974,638	1,072,228
6.16% due 09/15/53†††,1,8	1,000,000	1,021,365
Nathan’s Famous, Inc.
10.00% due 03/15/20[1,6]	1,804,000	1,925,770
TVL Finance PLC
8.50% due 05/15/23	1,170,000 GBP	1,664,072
Total Consumer, Cyclical		10,596,263
Energy – 2.3%
Husky Energy, Inc.
4.00% due 04/15/24[1]	900,000	922,569
3.95% due 04/15/22[1]	600,000	630,182
TerraForm Power Operating LLC
6.37% due 02/01/23[1,6,9]	1,096,000	1,134,360
Hess Corp.
8.13% due 02/15/19[1]	950,000	1,036,790
Sunoco Logistics Partners Operations, LP
4.25% due 04/01/24[1]	1,000,000	1,033,102
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[1,6]	1,000,000	1,020,000
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	850,000	895,688
EQT Corp.
8.13% due 06/01/19[1]	800,000	888,810
Buckeye Partners, LP
4.35% due 10/15/24[1]	750,000	783,194
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[1]	400,000	414,748
QEP Resources, Inc.
6.88% due 03/01/21[1]	350,000	367,500
Gibson Energy, Inc.
6.75% due 07/15/21[1,6]	182,000	188,825
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[8,12]	1,216,133	158,097
Total Energy		9,473,865
Communications – 2.3%
MDC Partners, Inc.
6.50% due 05/01/24[1,6]	2,900,000	2,921,750
SFR Group S.A.
7.38% due 05/01/26[1,6]	1,800,000	1,947,366

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 30.6% (continued)
Communications – 2.3% (continued)
Cengage Learning, Inc.
9.50% due 06/15/24[1,6]	1,900,000	$ 1,643,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[1,6]	1,275,000	1,243,125
EIG Investors Corp.
10.88% due 02/01/24[1]	900,000	981,000
CSC Holdings LLC
6.75% due 11/15/21[1]	500,000	553,125
Total Communications		9,289,866
Consumer, Non-cyclical – 1.9%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[1,6]	2,082,000	2,082,000
Tenet Healthcare Corp.
7.50% due 01/01/22[1,6]	1,900,000	2,068,388
Bumble Bee Holdco SCA
9.63% due 03/15/18[1,6,13]	1,400,000	1,372,000
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[1,6]	1,000,000	1,057,510
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[6]	550,000	552,750
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[6]	500,000	507,500
Total Consumer, Non-cyclical		7,640,148
Technology – 0.7%
Micron Technology, Inc.
7.50% due 09/15/23[1]	1,550,000	1,731,505
5.25% due 08/01/23[1,6]	200,000	205,500
First Data Corp.
7.00% due 12/01/23[1,6]	500,000	540,000
Epicor Software
9.40% due 06/21/23†††,2	500,000	488,500
Total Technology		2,965,505
Utilities – 0.7%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1,6]	1,425,000	1,489,125
Terraform Global Operating LLC
9.75% due 08/15/22[1,6]	1,150,000	1,282,250
Total Utilities		2,771,375
Total Corporate Bonds
(Cost $122,076,662)		125,576,324

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.2%
Commercial Mortgage Backed Securities – 2.7%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44[6]	3,500,000	$ 3,962,607
Cosmopolitan Hotel Trust
2016-CSMO, 5.64% due 11/15/33[5,6]	3,500,000	3,555,993
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[1,8]	1,912,676	1,906,957
2007-AET2, 6.06% due 10/10/52[1,8]	485,082	513,537
Motel 6 Trust
2015-MTL6, 5.28% due 02/05/30[6]	1,200,000	1,204,352
Total Commercial Mortgage Backed Securities		11,143,446
Residential Mortgage Backed Securities – 0.5%
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/37[1,9]	1,400,130	683,129
2006-6, 5.75% due 01/25/37[1,9]	583,374	302,785
Nomura Resecuritization Trust
2012-1R, 1.48% due 08/27/47[1,5,6]	915,171	910,587
Total Residential Mortgage Backed Securities		1,896,501
Total Collateralized Mortgage Obligations
(Cost $13,090,529)		13,039,947
FOREIGN GOVERNMENT BONDS†† – 1.5%
Senegal Government International Bond
6.25% due 05/23/33[6]	2,050,000	2,070,155
Dominican Republic International Bond
6.85% due 01/27/45[1,6]	1,920,000	2,033,261
Kenya Government International Bond
6.88% due 06/24/24[6]	1,965,000	2,021,887
Total Foreign Government Bonds
(Cost $6,083,599)		6,125,303
MUNICIPAL BONDS†† – 0.5%
Illinois – 0.5%
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40	2,350,000	2,081,677
Total Municipal Bonds
(Cost $2,036,998)		2,081,677

	Contracts	Value
CALL OPTIONS PURCHASED†* – 0.2%
Call options on:
June 2017 iShares 20+ Year Treasury Bond ETF Expiring with strike price of $124.00	4,162	$ 493,197
June 2017 iShares 20+ Year Treasury Bond ETF Expiring with strike price of $125.00	6,019	445,406
Total Call Options Purchased
(Cost $1,346,580)		938,603

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Contracts	Value
PUT OPTIONS PURCHASED†* – 0.1%
Put options on:
August 2017 United States Oil Fund LP Expiring with strike price of $8.50	27,824	$ 347,800
Total Put Options Purchased
(Cost $427,000)		347,800
Total Investments – 125.8%
(Cost $515,415,900)		$ 516,332,586
CALL OPTIONS WRITTEN†* – (0.3)%
Call options on:
iShares 20+ Year Treasury Bond ETF Expiring June 2017 with strike price of $128.00	10,181	(157,806)
S&P 500 Index Expiring June 2017 with strike price of $2,390.00	281	(916,060)
Total Call Options Written
(Premiums received $1,117,114)		(1,073,866)
Other Assets & Liabilities, net – (25.5)%		(104,794,018)
Total Net Assets – 100.0%		$ 410,464,702

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 S&P 500 Index E-Mini Futures Contracts
(Aggregate Value of Contracts $67,628,550)	561	$ 1,314,528

~	The face amount is denominated in U.S. Dollars, unless otherwise indicated.
*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2017, the total value of securities segregated was $182,276,187.

2	Security was fair valued by the Valuation Committee at May 31, 2017. The total market value of fair valued securities amounts to $24,368,924, (cost $28,035,865) or 5.9% of total net assets.
3	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
4	Rate indicated is the 7-day yield as of May 31, 2017.
5	Variable rate security. Rate indicated is rate effective at May 31, 2017.

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued May 31, 2017
6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $188,459,421 (cost $177,760,179), or 45.9% of total net assets.

7	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
8
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $13,920,553 (cost $21,202,267), or 3.4% of total net assets — see Note 12.

9	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at May 31, 2017.
10	Perpetual maturity.
11	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
12	Security is in default.
13	Security is a pay-in-kind bond.
14	Investment in an affiliated issuer. See Note 13.

B.V.	Limited Liability Company
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
FCB	Farmers Credit Bureau
GBP	Great Britain Pound
LLC	Limited Liability Company
LP	Limited Partnership
N.V.	Publicly Traded Company
plc	Public Limited Company
S.A.	Corporation
SCA	Limited Partnership

See Sector Classification in Supplemental Information section.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2017

Country Diversification

% of Long-Term
Country	Investments
United States	91.0%
Canada	1.9%
United Kingdom	1.7%
Netherlands	0.9%
Australia	0.7%
Luxembourg	0.7%
Marshall Islands	0.7%
Senegal	0.4%
Dominican Republic	0.4%
Kenya	0.4%
France	0.4%
Saint Maarten	0.4%
Niger	0.2%
Jersey	0.2%
Cayman Islands	0.0%*
Total Long-Term Investments	100.0%
*Less than 0.1%.

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017
The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2017 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets:
Corporate Bonds	$–	$116,535,689	$9,040,635	$125,576,324
Asset Backed Securities	–	137,594,590	5,940,690	143,535,280
Collateralized Mortgage Obligations	–	13,039,947	–	13,039,947
Senior Floating Rate Interests	–	155,984,904	20,110,736	176,095,640
Municipal Bonds	–	2,081,677	–	2,081,677
Foreign Government Bonds	–	6,125,303	–	6,125,303
Common Stocks	1,190,565	50,067	911,926	2,152,558
Preferred Stocks	6,078,068	–	–	6,078,068
Warrants	–	23,416	–	23,416
U.S. Government Securities	–	31,415,186	–	31,415,186
Money Market Fund	8,922,784	–	–	8,922,784
Forward Foreign Currency
Exchange Contracts*	–	43,452	–	43,452
Call Options Purchased	938,603	–	–	938,603
Put Options Purchased	347,800	–	–	347,800
Equity Futures Contracts*	1,314,528	–	–	1,314,528
Total Assets	$18,792,348	$462,894,231	$36,003,987	$517,690,566

Liabilities:
Options Written	$1,073,866	$–	$–	$1,073,866
Unfunded Commitments	–	–	812,983	812,983
Forward Foreign Currency
Exchange Contracts*	–	23,950	–	23,950
Total Liabilities	$1,073,866	$23,950	$812,983	$1,910,799
*These amounts are reported as unrealized gain/(loss) as of May 31, 2017.
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2017

	Ending Balance at			Input
Category	5/31/2017	Valuation Technique	Unobservable Inputs	Range
Assets:
Corporate Bonds	$ 5,929,395	Option adjusted spread off	Indicative Quote	–
		the month end broker
		quote over the
		3 month LIBOR
Corporate Bonds	3,111,240	Model Price	Market Comparable Yields	5.7% – 10.4%
Asset Backed	4,437,793	Option adjusted spread off	Indicative Quote	–
Securities		the month end broker
		quote over the
		3 month LIBOR
Asset Backed	1,502,897	Option adjusted spread	Indicative Quote for	–
Securities			Comparable Security
Senior Floating	1,267,875	Option adjusted spread off	Indicative Quote	–
Rate Interests		the month end broker
		quote over the
		3 month LIBOR
Senior Floating	1,394,321	Enterprise Value	Valuation Multiple	6.7x – 13.0x
Rate Interests
Senior Floating	7,210,942	Model Price	Market Comparable Yields	4.6% – 6.4%
Rate Interests
Senior Floating	10,173,400	Model Price	Purchase Price	–
Rate Interests
Senior Floating	64,198	Model Price	Liquidation Value	–
Rate Interests
Common Stocks	390	Model Price	Liquidation Value	–
Common Stocks	911,536	Enterprise Value	Valuation Multiple	6.3x – 7.3x
Total assets	$ 36,003,987

Liabilities:
Unfunded Loan
Commitments	$ 812,983	Model Price	Purchase Price	–

Significant changes in an indicative quote, liquidation value, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

As of May 31, 2017, the Fund had securities with a total value of $5,014,261 transferred from Level 3 to Level 2 due to availability of market price information at year end.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2017:

			Assets				Liabilities
		Senior
	Asset	Floating		Collateralized			Unfunded
	Backed	Rate	Corporate	Mortgage	Common	Total	Loan
	Securities	Interests	Bonds	Obligations	Stocks	Assets	Commitments
Beginning
Balance	$8,036,285	$19,029,841	$8,485,549	$3,380,625	$1,079,055	$40,011,355	$(771,834)
Paydowns
Received	(721,808)	(4,381,458)	(656,378)	(26,932)	–	(5,786,576)	–
Payment-in-kind
Distributions
Received	–	35,525	28,783	–	–	64,308	–
Realized Gain/
(Loss)	–	(187,846)	10,027	338,151	(13)	160,319	200,277
Change in
Unrealized
Gain/(Loss)	181,833	(173,704)	264,391	(106,070)	(620,971)	(454,521)	161,718
Accrued
discounts/
(premiums)	5,763	157,925	42,384	1,280	–	207,352	–
Purchases/
(Receipts)	1,448,749	8,403,193	2,719,066	–	85,340	12,656,348	(983,819)
(Sales)/Fundings	–	(2,772,740)	(1,387,500)	(1,680,097)	–	(5,840,337)	580,675
Corporate
actions	–	–	(368,515)	–	368,515	–	–
Transfers out
of Level 3	(3,010,132)	–	(97,172)	(1,906,957)	–	(5,014,261)	–
Ending Balance	$5,940,690	$20,110,736	$9,040,635	$–	$911,926	$36,003,987	$(812,983)
Net change in
unrealized
appreciation
(depreciation)
for investments
in securities
still held at
May 31, 2017	$134,985	$(346,941)	$271,440	$–	$(620,971)	$(561,487)	$(201,402)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2017

ASSETS:
Investments in unaffiliated issuers, at value (Cost $512,386,033)	$ 514,071,783
Investments in affiliated issuers, at value (Cost $3,029,867)	2,260,803
Cash	3,450,888
Restricted cash	1,513,469
Unrealized appreciation on forward foreign currency exchange contracts	43,452
Foreign currency, at value (Cost $38,848)	38,848
Variation margin on futures	8,415
Receivables:
Investments sold	11,175,961
Interest	4,056,740
Fund shares sold	1,256,535
Dividends	72,095
Tax reclaims	3,925
Other assets	571
Total assets	537,953,485
LIABILITIES:
Reverse repurchase agreements	91,424,819
Borrowings	16,704,955
Due to broker	1,288,000
Written options, at value (proceeds $1,117,114)	1,073,866
Unfunded loan commitments, at value (Note 10) (Commitment fees received $1,101,906)	812,983
Interest payable on borrowings	381,124
Unrealized depreciation on forward foreign currency exchange contracts	23,950
Payable for:
Investments purchased	14,618,631
Investment advisory fees	462,936
Offering costs	450,824
Professional fees	113,664
Trustees’ fees and expenses*	22,839
Accrued expenses and other liabilities	110,192
Total liabilities	127,488,783
NET ASSETS	$ 410,464,702
NET ASSETS CONSIST OF:
Common Stock, $0.01 par value per share; unlimited number of shares authorized,
20,751,418 shares issued and outstanding	$ 207,514
Additional paid-in capital	403,104,336
Distributions in excess of net investment income	(10,407,369)
Accumulated net realized gain on investments	15,024,247
Net unrealized appreciation on investments	2,535,974
NET ASSETS	$ 410,464,702
Net asset value	$ 19.78

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2017
For the Year Ended May 31, 2017

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers, net of foreign taxes withheld of $535	$ 38,246,513
Interest from securities of affiliated issuers	184,917
Dividends	239,410
Total investment income	38,670,840
EXPENSES:
Investment advisory fees	4,927,917
Interest expense	2,595,427
Professional fees	238,377
Fund accounting fees	123,943
Trustees’ fees and expenses*	115,709
Administration fees	113,055
Printing fees	84,953
Custodian fees	65,824
Registration and filings	27,740
Transfer agent fees	20,684
Insurance	12,811
Miscellaneous	2,582
Total expenses	8,329,022
Net investment income	30,341,818
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,944,734
Foreign currency transactions	652,530
Options purchased	1,375,050
Written options	(1,648,793)
Futures contracts	10,408,386
Net realized gain	24,731,907
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	28,581,553
Investments in affiliated issuers	(624,615)
Foreign currency translations	(28,626)
Options purchased	(487,177)
Written options	694,381
Futures contracts	(970,108)
Net change in unrealized appreciation (depreciation)	27,165,408
Net realized and unrealized gain	51,897,315
Net increase in net assets resulting from operations	$ 82,239,133

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2017

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$30,341,818	$24,660,280
Net realized gain on investments	24,731,907	6,158,770
Net change in unrealized appreciation (depreciation) on investments	27,165,408	(29,493,024)
Net increase in net assets resulting from operations	82,239,133	1,326,026
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(40,937,408)	(32,113,499)
Capital gains	(129,983)	(6,431,359)
Total distributions to shareholders	(41,067,391)	(38,544,858)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued though at-the-market offering	56,491,012	3,253,035
Reinvestments	2,898,572	1,244,253
Common share offering costs charged to paid-in capital	(342,808)	(19,815)
Net increase in net assets resulting from shareholder transactions	59,046,776	4,477,473
Net increase (decrease) in net assets	100,218,518	(32,741,359)
NET ASSETS:
Beginning of period	310,246,184	342,987,543
End of period	$410,464,702	$310,246,184
Distributions in excess of net investment income at end of period	$(10,407,369)	$(7,884,106)

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2017

For the Year Ended May 31, 2017

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$ 82,239,133
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(27,469,761)
Net change in unrealized (appreciation) depreciation on written options	(694,381)
Net change in unrealized (appreciation) depreciation on foreign currency translations	28,626
Net realized gain on investments	(15,319,784)
Net realized loss on written options	1,648,793
Net accretion of discount and amortization of premium	(1,719,060)
Purchase of long-term investments	(281,651,627)
Paydowns received on mortgage and asset backed securities and bonds	77,039,997
Proceeds from written options	9,371,412
Cost of closing written options	(10,609,293)
Proceeds from sales of long-term investments	188,092,812
Other payments	355,198
Net purchases of short-term investments	(16,835,117)
Increase in dividends receivable	(65,220)
Decrease in interest receivable	308,111
Decrease in investments sold receivable	1,426,259
Decrease in tax reclaims receivable	9,926
Decrease in other assets	269
Increase in due to broker	702,000
Increase in investments purchased payable	7,467,024
Increase in interest payable on borrowings	77,934
Commitment fees received and repayments of unfunded commitments	983,819
Decrease in variation margin	(184,185)
Increase in investment advisory fees payable	85,861
Loan commitment fundings	(580,675)
Decrease in trustees’ fees and expenses* payable	(3,399)
Increase in accrued expenses and other liabilities	39,331
Net Cash Provided by Operating and Investing Activities	$ 14,744,003
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	55,234,477
Distributions to common shareholders	(38,168,819)
Proceeds from reverse repurchase agreements	1,009,242,453
Payments made on reverse repurchase agreements	(1,048,387,680)
Proceeds from borrowings	8,250,000
Payments made on borrowings	(900,000)
Offering costs in connection with the issuance of common shares	(115,293)
Net Cash Used in Financing Activities	(14,844,862)
Net decrease in cash	(100,859)
Cash at Beginning of Period (including foreign currency and restricted cash)	5,104,064
Cash at End of Period (including foreign currency and restricted cash)	$ 5,003,205
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 2,517,493
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 2,898,572
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received
on payment-in-kind bonds	$ 222,913
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

FINANCIAL HIGHLIGHTS					May 31, 2017
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$17.50	$19.61	$20.56	$20.95	$19.00
Income from investment operations:
Net investment income(a)	1.61	1.40	1.28	1.44	1.68
Net gain (loss) on investments (realized and unrealized)	2.86	(1.33)	(0.05)	0.35	2.22
Total from investment operations	4.47	0.07	1.23	1.79	3.90
Less distributions:
From and in excess of net investment income	(2.18)	(1.82)	(1.42)	(1.82)	(1.78)
Capital gains	(0.01)	(0.36)	(0.76)	(0.36)	(0.17)
Total distributions to shareholders	(2.19)	(2.18)	(2.18)	(2.18)	(1.95)
Net asset value, end of period	$19.78	$17.50	$19.61	$20.56	$20.95
Market value, end of period	$20.94	$17.61	$21.21	$21.83	$21.91
Total Return(b)
Net asset value	26.76%	0.80%	6.39%	9.20%	21.37%
Market value	33.33%	-6.07%	8.08%	10.71%	14.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$410,465	$310,246	$342,988	$318,001	$286,471
Ratio to average net assets applicable to Common Shares:
Net investment income, including interest expense	8.55%	7.79%	6.44%	7.07%	8.30%
Total expenses, including interest expense(c)(d)	2.35%	2.38%	2.16%	2.28%	2.47%
Portfolio turnover rate	41%	116%	86%	95%	165%

See notes to financial statements.

44 lGOF lGUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued					May 31, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2017	2016	2015	2014	2013
Senior Indebtedness
Borrowings–committed facility agreement (in thousands)	$16,705	$9,355	$45,489	$60,789	$56,099
Asset coverage per $1,000 of borrowings(e)	$31,044	$48,121	$11,063	$7,476	$7,167
Reverse repurchase agreements (in thousands)(f)	$91,425	$130,570	$114,758	$75,641	$59,474
Total borrowings and reverse repurchase agreements outstanding (in thousands)	$108,130	$139,925	$160,247	$136,430	$115,573
Asset coverage per $1,000 of total indebtedness(g)	$4,796	$3,217	$3,140	$3,331	$3,479

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value
(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment
Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.02%, 0.03%, 0.03% and 0.05% for the years ended May 31, 2016, 2015, 2014 and 2013, respectively.
(d)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2017	2016	2015	2014	2013
1.62%	1.74%	1.72%	1.78%	1.81%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings.
(f)	As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the total bor-
rowings and reverse repurchase agreements.

GOF lGUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l45

NOTES TO FINANCIAL STATEMENTS	May 31, 2017

Note 1 – Organization:
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The following is a summary of significant accounting policies consistently followed by the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Financial futures contracts are valued at 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Restricted Cash
A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount is presented on the Statement of Assets and Liabilities as Restricted Cash.
(d) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
As of May 31, 2017, the Fund had no swap contracts outstanding.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
(e) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.
(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(h) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.
Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(i) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(j) U.S. Government Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
(k) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
On October 4, 2016, Rydex Fund Services (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines categorize these securities as Level 3.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”), applicable to regulated investment companies.
The Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2017, the Fund had no capital loss carryforwards.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2017, the following reclassification were made to the capital accounts of the Fund to reflect permanent book and tax differences, primarily relating to foreign currency transactions, disposition of PFICs, paydown losses, equity to debt income accruals, dividend reclasses, collateralized loan obligations and the marking to market of forwards, futures and options contracts. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed	Accumulated
(distributions in excess of)	Net Realized	Additional
Net Investment Income	Gain/(Loss)	Paid in Capital
$8,072,327	$(8,072,327)	$–

As of May 31, 2017, the cost of investments and accumulated unrealized appreciation/ (depreciation) of investments for federal income tax purposes, were as follows:
Net Tax
	Gross Tax	Gross	Unrealized
Cost of Investments	Unrealized	Tax Unrealized	Depreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$525,830,355	$24,960,943	$(34,458,712)	$(9,497,769)

The differences between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, equity to debt income accruals, adjustments for collateralized loan obligations, and the marking to market of forward foreign currency contracts, futures contracts and options contracts.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
As of May 31, 2017, the tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:

	Undistributed
	Long-Term Capital
Undistributed	Gains/(Accumulated	Net Unrealized
Ordinary Income	Capital and Other Losses)	Depreciation
$11,602,125	$4,400,175	$(8,849,448)

For the years ended May 31, 2017 and 2016, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:
Distributions paid from	2017	2016
Ordinary income	$40,937,408	$32,113,499
Long –term capital gain	129,983	6,431,359
	$41,067,391	$38,544,858
Note: For federal income tax purposes, short-term capital gains are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the year ended May 31, 2017, the cost of purchases and proceeds from sales of investments, excluding written options, futures contracts and short-term investments, were $281,651,627 and $188,092,812, respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$2,056,813	$19,309,424	$939,169

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
(a) Covered Call Options and Put Options
The Fund pursues its investment objective by employing an option strategy of writing (selling) covered call options and, from time to time, buys or sells put options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. The maximum exposure the Fund has at risk when purchasing an option is the premium paid.

The Fund entered into written option contracts during the year ended May 31, 2017.

Details of the transactions were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of the period	279	$ 706,202
Options written during the period	22,643	9,371,412
Options closed during the period	(12,460)	(8,960,500)
Options outstanding, end of period	10,462	$ 1,117,114

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.
The Fund may utilize index swap transactions to manage its exposure to various securities markets, changes in interest rates, or currency values. Index swap transactions allow the Fund to receive the appreciation/depreciation of the specified index over a specified time period in exchange for an agreed upon fee paid to the counterparty.
The Fund did not have any swap agreements outstanding as of May 31, 2017.
(c) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.
As of May 31, 2017, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	5/31/17	(Depreciation)
EUR	801,000
for USD	876,419	Bank of America	6/12/17	$876,419	$900,369	$(23,950)
GBP	6,952,000
for USD	9,003,479	JP Morgan	6/12/17	9,003,479	8,960,027	43,452
Net unrealized appreciation on forward foreign currency exchange contracts						$ 19,502

(d) Futures Contracts
A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of May 31, 2017.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments (value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	Options Purchased*	$1,286	Options Written	$1,074
Equity risk	Unrealized appreciation on	1,315	Unrealized depreciation on	–
	futures contracts**		futures contracts*
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	43	exchange contracts	24
Total		$2,644		$1,098

*  Included in investments in unaffiliated issuers.
** Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
The following table presents the effect of derivative instruments on the Statement of Operations for the year ended May 31, 2017.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives (value in $000s):

Primary	Purchased	Written	Foreign Currency	Futures
Risk Exposure	Options	Options	Transactions	Contracts	Total
Equity risk	$1,375	$(1,649)	$ –	$ 10,408	$ 10,134
Foreign exchange risk	–	–	653	–	653
Total	$1,375	$(1,649)	$ 653	$ 10,408	$ 10,787

Change in Unrealized Appreciation (Depreciation) on Derivatives (value in $000s):
Primary Risk	Purchased	Written	Foreign Currency	Futures
Exposure	Options	Options	Translations	Contracts	Total
Equity risk	$(487)	$694	$ –	$ (970)	$ (763)
Foreign exchange risk	–	–	(3)*	–	(3)
Total	$(487)	$694	$ (3)	$ (970)	$ (766)

* The Statement of Operations includes change in unrealized appreciation (depreciation) on foreign currency and payables or receivables in foreign currency.
Derivative Volume
Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the year ended May 31, 2017:
Quarterly Average Settlement Value Purchased	$ –
Quarterly Average Settlement Value Sold	8,515,272

Futures Contracts:
The Fund had the following activity in futures contracts during the year ended May 31, 2017:
Quarterly Average Notional Value	64,141,081

Options Contracts:
The Fund had the following activity in option contracts during the year ended May 31, 2017:
Quarterly Average Number of Outstanding Contracts Purchased	9,501

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward Foreign
Currency
Exchange
Contracts	$ 43,452	$ –	$ 43,452	$ –	$ –	$ 43,452
Purchased
Options
Contracts	1,286,403	–	1,286,403	(181,756)	(580,000)	524,647

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Reverse
Repurchase
Agreements	$ 91,424,819	$ –	$ 91,424,819	$ (91,424,819)	$ –	$ –
Forward Foreign
Currency
Exchange
Contracts	23,950	–	23,950	(23,950)	–	–
Written
Options
Contracts	157,806	–	157,806	(157,806)	–	–
1 Exchange-traded options and futures are excluded from these reported amounts.

Note 9 – Leverage:
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2017, the average daily balance of reverse repurchase agreements outstanding amounted to $124,173,549. The weighted average interest rate was 1.89%. As of May 31, 2017, there was $91,424,819 in reverse repurchase agreements outstanding.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
As of May 31, 2017, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Bank of America	1.55% - 2.05%	06/16/17 – 06/19/17	$ 2,639,946
Barclays Capital, Inc.	2.10%	06/16/17	4,383,625
BNP Paribas	1.58% - 2.24%	06/01/17 – 06/26/17	19,016,175
Citigroup Global Markets, Inc.	0.75%*	Open maturity	2,082,000
Morgan Stanley, Inc.	2.12%	06/12/17	2,042,000
Natixis Securities Americas LLC	2.20% - 2.40%	06/02/17	5,627,000
Nomura	2.18% - 3.52%	06/05/17 – 03/02/18	20,019,916
RBC Capital	1.51% - 1.97%	06/05/17 – 06/22/17	8,718,155
Royal Bank of Canada	2.25%	06/05/17	2,824,000
Societe Generale	1.70% - 2.26%	08/28/17 – 04/26/18	24,072,002
			$ 91,424,819
* Variable rate security. Rate indicated is rate effective as of May 31, 2017.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Asset Backed Securities	$ -	$13,266,800	$ -	$ 9,967,625	$23,234,425
Corporate Bonds	2,082,000	33,155,901	1,931,688	29,355,320	66,524,909
Foreign Government Bonds	–	-	-	1,665,485	1,665,485
Total Borrowings	$2,082,000	$46,422,701	$1,931,688	$40,988,430	$91,424,819
Gross amount of recognized
liabilities for reverse
repurchase agreements	$2,082,000	$46,422,701	$1,931,688	$40,988,430	$91,424,819

Borrowings
The Fund has entered into a $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. As of May 31, 2017, there was $16,704,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2017, was $13,516,325 with a related average interest rate of 1.85%. The maximum amount outstanding during the year ended May 31, 2017 was $16,704,955. As of May 31, 2017, the total value of securities segregated and pledged as collateral in connection with borrowings was $20,541,810.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of May 31, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2017, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $161,734,377.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
As of May 31, 2017, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/2019	$ 782,222	$ 48,336
American Seafoods Group LLC	08/19/2021	475,000	49,602
Amspec Services, Inc.	07/01/2022	7,625	76
Aspect Software, Inc.	05/25/2018	187,500	–
Cypress Int III	04/27/2022	1,250,000	152,469
Dominion Web Solutions	08/08/2017	2,000,000	–
Endries International, Inc.	06/29/2017	2,000,000	–
Equian LLC	05/11/2024	529,412	2,630
Eyemart Express	12/18/2019	500,000	30,907
Gold Merger, Co.	07/27/2021	1,000,000	121,256
Hostess Brands	08/03/2020	500,000	44,919
ICSH Parent, Inc.	04/29/2024	152,942	755
Insight Fourth Hospitality	07/15/2020	500,000	50,273
IntraWest Holdings	12/10/2018	200,000	2,438
Ministry Brands LLC	12/2/2022	205,003	2,050
National Technical	06/12/2021	305,882	2,191
Packaging Coordinators Midco, Inc.	07/01/2021	1,384,615	141,384
Pelican Products, Inc.	04/11/2019	300,000	16,695
PetSmart, Inc. - Argos Merger	01/24/2018	1,000,000	–
PowerSchool, Inc.	07/29/2021	525,000	45,548
PowerSchool, Inc.	07/30/2021	350,003	40,577
Solera LLC	03/03/2021	576,017	60,877
Surgery Center Holdings	11/16/2017	2,000,000	–
		$16,731,221	$ 812,983

Note 11 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 20,751,418 issued and outstanding.
Transactions in common shares were as follows:

	Year ended	Year ended
	May 31, 2017	May 31, 2016
Beginning Shares	17,729,262	17,493,253
Common shares issued through at-the-market offering	2,869,774	166,779
Shares issued through dividend reinvestment	152,382	69,230
Ending Shares	20,751,418	17,729,262

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
On October 23, 2013, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and post-effective amendments thereto became effective on October 3, 2014 and September 30, 2015. The shelf registration statement allowed for the issuance of up to $150,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,977,022 shares.
On November 14, 2016, the Fund’s replacement shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $125,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,900,000 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2017, the Fund incurred $139,293 of expenses associated with the at-the market offerings.
Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 1.54% due 03/15/2019	10/14/2009	$ 6,669,521	$ 951,119
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/2052	09/18/2014	1,893,405	1,906,957
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/2052	04/23/2015	485,940	513,537
CNB Financial Corp.
5.75% due 10/15/2026	09/14/2016	2,000,000	2,070,584
Customers Bank
6.13% due 06/26/2029	06/24/2014	2,500,000	2,553,125
Fortress Credit Opportunities
2005-1A, 1.41% due 07/15/2019	02/16/2012	1,366,065	1,394,440
Great Lakes CLO Ltd.
2012-1A, due 01/15/2023	12/06/2012	1,918,085	1,001,679
HP Communities LLC
6.82% due 09/15/2053	06/09/2014	971,160	1,072,228
HP Communities LLC
6.16% due 09/15/2053	07/21/2015	997,532	1,021,365
Pacific Beacon LLC
5.63% due 07/15/2051	01/15/2014	586,872	677,344
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/2022	01/08/2014	1,178,715	158,097
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/2048	11/27/2013	634,972	600,078
		$ 21,202,267	$ 13,920,553

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 65

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017
Note 13 – Affiliated Transactions:
The Fund had the following transactions with affiliated securities during the year ended May 31, 2017.

			Share/Principal
			Activity

							Interest and
							Amortization
	Balance			Corporate	Balance		Included
Security Name	5/31/16	Purchases	Sales	Actions	5/31/17	Value	in Income
Aspect Software Parent, Inc.	37,128	3,617	–	–	40,745	$ 609,980	$ –
Aspect Software Parent, Inc.	–	–	–	15,032	15,032	225,037	–
Aspect Software, Inc.,
11.02% due 05/25/20	926,365	–	20,124	–	906,241	903,975	122,749
Aspect Software, Inc.,
8.29% due 05/25/18	–	1,151,042	713,542	–	437,500	437,500	64,963
Aspect Software, Inc.,
3.00% due 05/25/23	368,515	–	–	(368,515)	–	–	–
Targus Group International
Equity, Inc.	13,409	–	–	–	13,409	20,113	–
Targus Group International, Inc.,
15.00% due 12/31/19	55,345	8,853	–	–	64,198	64,198	7,112
Targus Group International, Inc.,
14.00% due 05/24/16	155,344	106	–	–	155,450	–	(9,907)
	1,556,106	1,163,618	733,666	(353,483)	1,632,575	$2,260,803	$ 184,917
Affiliated securities accounted for $(624,615) change in net unrealized appreciation/(depreciation) on investments during the year.
Note 14 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2017

The Board of Trustees and Shareholders of Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Guggenheim Strategic Opportunities Fund (the Fund), including the schedule of investments, as of May 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Strategic Opportunities Fund at May 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
July 31, 2017

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 67

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2017
Federal Income Tax Information
The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017. See dividend received deductions in the column below.

Qualified Dividend	Dividend Received
Income	Deduction
0.20%	0.20%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2017, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% Qualifying
Interest	Short-Term Capital Gain
34.82%	100%

Results of Shareholders Votes
The Annual Meeting of Shareholders of the Fund was held on May 4, 2017. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Jerry B. Farley	17,049,008	295,248	194,146
Robert B. Karn III,	17,026,596	309,385	202,421
Ronald A. Nyberg	17,087,032	207,804	243,566
Maynard F. Oliverius	17,059,797	269,064	209,541
Ronald E. Toupin, Jr	17,096,076	232,566	209,760

The other Trustees of the Fund not up for election in 2017 are Randall C. Barnes, Donald A. Chubb, Jr., Roman Friedrich III and Donald C. Cacciapaglia.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

68 lGOF lGUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees

Randall C. Barnes	Trustee	Since 2007	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments
(1951)					Funds (2014-Present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial real estate, Griffith &	95	Current: Midland Care, Inc.
(1946)	Chairman of		Blair, Inc. (1997-present).		(2011-present).
the Valuation
Oversight
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc. (2004-
(1946)	Chairman of		(2004-present); CoreFirst Bank & Trust (2000-present).		present), CoreFirst Bank & Trust
the Audit
Committee
Roman Friedrich III	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	95	Current: Zincore Metals, Inc.
(1946)	Chairman of				(2009-present).
	the Contracts		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
	Review				Former: Axiom Gold and Silver Corp.
	Committee				(2011-2012).
Robert B. Karn III	Trustee	Since 2010	Current: Consultant (1998-present).	95	Current: GP Natural Resource Partners,
(1942)					LLC (2002- present).
Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic
			Consulting, St. Louis office (1987-1997).		Former: Peabody Energy Company
(2003-April 2017).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued

Ronald A. Nyberg	Trustee and	Since 2007	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,
	and Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F. Oliverius	Trustee	Since 2014	Current: Retired.	95	Current: Robert J. Dole Institute of
(1943)					Politics (2016-present); Stormont-Vail
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation (1999-
present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E. Toupin, Jr.	Trustee and	Since 2007	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee

Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	230	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief Executive		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Officer and				Partners Japan, Ltd. (2014-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Guggenheim Partners Investment
Management Holdings, LLC (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
—Messrs. Barnes, Cacciapaglia, Chubb and Friedrich are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.
—Messrs. Farley, Karn, Nyberg, Oliverius and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2019.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

Officers
The Officers of the Guggenheim Strategic Opportunities Fund, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present); AML Officer, certain funds in the Fund Complex (2016-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M.	Assistant	Since 2007	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Howley	Treasurer
(1972)			Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners
(1960)	Treasurer		Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC
(2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:

Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant		Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary	Since 2014
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Chief Officer,
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Officer and		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Treasurer

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 73

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF)	May 31, 2017

Guggenheim Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23-24, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 75

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry, and issues germane to closed-end funds in particular, and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.
In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered Guggenheim’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and fund accounting services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on July 26, 2007. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year and one-year periods ended December 31, 2016. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds includes other U.S.-listed taxable closed-end funds that generally invest greater than 10% in at least two of the following three investment categories: corporate bonds, asset-backed securities and bank loans, but excludes funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; (iv) that generally invest less than 80% in the U.S.; and (v) that generally invest less than 60% in below investment grade securities. In considering the Fund’s peer group, the Committee considered that the foregoing methodology reflected a refinement to the process implemented by the Adviser (and reviewed by the Board) in the fall of 2016, following a periodic review of the peer group constituents, resulting in a new peer group of nine other funds from multi-sector bond, bank loan and/or high yield bond categories (the “Peer Group”). The Committee noted that the refined peer group methodology implemented by the Adviser was intended to reflect the gradual evolution in the Fund’s investment strategies as well as the greater diversity of credit-oriented funds in the market, as compared to when the Fund launched. In this connection, the Committee noted that, at the request of the Independent Trustees, the Adviser provided comparative performance and fee data for both the Peer Group and the prior peer group of funds it replaced (the “Prior Peer Group”). In light of the foregoing, the Committee viewed the Peer Group as presenting a better fit of comparable funds than the Prior Peer Group and thus, determined to rely on the Peer Group data.
The Committee noted that the Fund’s investment results were consistent with its investment objective to maximize total return through a combination of current income and capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser.
In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2016, as well as net yield on leverage assets and net impact on common assets due

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 77

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

to leverage for the one-year period ended December 31, 2016 and annualized for the three-year and since-inception periods ended December 31, 2016.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the Peer Group and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the Peer Group.
The Committee observed that the Fund’s contractual advisory fee and total net expense ratio (excluding interest expense) were below the Peer Group median (ranking in the 44th percentile in each case). The Committee also took into account the Adviser’s statement that the Fund is unique relative to other closed-end funds as it incorporates a variety of fixed income, equity and alternative strategies and that, although the Adviser has presented a refined peer group methodology, no other closed-end funds employ the Fund’s unique approach to investing and diversity of asset classes.
As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Fund for providing certain administrative and fund accounting services. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 79

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of maximizing total return through a combination of current income and capital appreciation.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the Peer Group over various periods of time. The Committee noted that the Fund had outperformed the median return of the Peer Group on an NAV basis for the five-year (1st percentile), three-year (1st percentile) and one-year (22nd percentile) periods ended December 31, 2016. The Committee also noted that the Fund’s performance on an NAV basis outperformed the Peer Group average and the return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, over each of the same periods.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statements that the Fund’s risk metrics have generally be in line with peers and risk adjusted returns have consistently exceeded those of peers across all relevant periods.

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2017

After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate with respect to the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for an additional annual term.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 81

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2017

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2017

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 83

FUND INFORMATION	May 31, 2017

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator & Accounting Agent
Robert B. Karn III	MUFG Investor Services (US), LLC
Rockville, MD
Ronald A. Nyberg
Custodian
Maynard F. Oliverius	The Bank of New York Mellon Corp
New York, NY
Ronald E. Toupin, Jr.,
Chairperson	Legal Counsel
Skadden, Arps, Slate,
* Trustee is an “interested person” (as defined	Meagher & Flom LLP
in section 2(a)(19) of the 1940 Act)	New York, NY
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the	Independent Registered Public
Investment Adviser and Sub-Adviser.	Accounting Firm
Ernst & Young LLP
Principal Executive Officers	Tysons, VA

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2017

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800)345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 85

This Page Intentionally Left Blank.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

This Page Intentionally Left Blank.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 87

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/17)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE	CEF-GOF-AR-0517

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)    (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,651 and $65,640 for the fiscal years ended May 31, 2017, and May 31, 2017, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $29,750 and $22,050 for the fiscal years ended May 31, 2017, and May 31, 2016, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $13,639 and $12,988 for the fiscal years ended May 31, 2017, and May 31, 2016, respectively.
The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2017, and May 31, 2016, respectively.
The registrant's principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant's audit committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than "prohibited non-audit services," to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, "Identified Services"):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis

o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management's identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund's utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser's internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer ("CAO") of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust's CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $81,212 and $74,738 for the fiscal years ended May 31, 2017, and May 31, 2016, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant's investment sub-adviser, Guggenheim Partners Investment Management, LLC ("GPIM").  Guggenheim's proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant's portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM's Portfolio Construction Group ("PCG").  PCG's members include the Chief Investment Officer ("CIO") and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM's strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant's portfolio and is provided as of May 31, 2017:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.
James W. Michal – Senior Managing Director	2013	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2008–Present.
Steven Brown – Managing Director	2012
Guggenheim Partners Investment Management, LLC -  Managing Director – 2016 to Present; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2017:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$19,402,552,506	0	$0
Other pooled investment vehicles	85	$23,404,676,885	38	$11,450,374,226
Other accounts	134	$125,798,138,834	7	$1,427,054,059

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	20	$21,632,645,556	0	$0
Other pooled investment vehicles	3	$3,133,493,854	2	$3,019,667,009
Other accounts	26	$89,838,848,203	1	$325,219,479

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	19	$21,220,647,304	0	$0
Other pooled investment vehicles	5	$3,847,733,602	2	$3,019,667,009
Other accounts	13	$2,672,406,345	5	$1,044,735,334

Steven Brown:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	15	$17,181,731,338	0	$0
Other pooled investment vehicles	5	$3,847,733,602	2	$3,019,667,009
Other accounts	11	$2,080,917,650	4	$625,660,638

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client's investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM's allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM's allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM's investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM's policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client's participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker's services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM's Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh and Mr. Michal for their management of the registrant's portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2017:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$500,000 - $1,000,000
Anne B. Walsh	$100,001-$500,000
James W. Michal	$10,000 - $50,000
Steven Brown	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
 (b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Strategic Opportunities Fund
By:       /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:    President and Chief Executive Officer
Date:    August 9, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:    President and Chief Executive Officer
Date:    August 9, 2017
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    August 9, 2017